Exhibit 10.1

DISCLOSURE AND RELEASE AGREEMENT
RELATED TO THE EXCHANGE OF
NON-PLAN OPTIONS FOR
STOCK OPTIONS UNDER THE
NOVADEL PHARMA INC. 1998 STOCK OPTION PLAN

You entered into a Non-Plan Nonqualified Stock Option Agreement with NovaDel Pharma Inc. (the “Company”) on March 10, 2005 (“2005 Agreement”). Under the terms of the 2005 Agreement you were issued an option under a “nonqualified non-plan” in ONE HUNDRED THOUSAND (100,000) SHARES of the Company’s common stock, par value $.001 per share.

The Company has since determined that the Company’s issuance of such options could give rise to compliance issues regarding the continued listing standards of the American Stock Exchange and the Company therefore desires to cancel the non-plan options issued since May 11, 2004, under the nonqualified non-plan. The Company proposes to issue you new options under the existing NovaDel Pharma Inc. 1998 Stock Option Plan (“1998 Plan”).

The terms of the 1998 Plan and the form agreement thereto are not identical to the terms of the 2005 Agreement. The below summary outlines the differences between the 2005 Agreement and the 1998 Plan Stock Option Agreement that the Company proposes to enter into with you (“Agreement”). Unless otherwise defined herein, all capitalized terms are defined in either the Agreement or the 1998 Plan. You should carefully read the 2005 Agreement and the 1998 Plan attached to your Agreement and consider all of the information provided in this Disclosure. You are encouraged to consult your own legal counsel before entering into the Agreement offered to you along with this Disclosure and Release.

SUMMARY OF YOUR 1998 PLAN STOCK OPTION AGREEMENT

1.	You are granted an option for one hundred thousand shares of the Company’s common stock. The Option is for the same number of shares and is the same class of the Company’s stock as your existing option under the 2005 Agreement (“Non-Plan Option”).

2.	The exercise price is $1.38 for each share of common stock you purchase under the Agreement. The exercise price is the same exercise price as under your 2005 Agreement.

3.	Your Option under the 1998 Plan will have the same vesting schedule as your Non-Plan Option. Your vesting schedule is:

a.	33,333 Option shares vest on or after March 10, 2006;
b.	33,333 Option shares vest on or after March 10, 2007;
c.	33,334 Option shares vest on or after March 10, 2008.

4.	The Option under your Agreement will expire on March 9, 2010. The term of your Option is the same as the term of your existing Non-Plan Option.

5.	Similar to the terms of your Non-Plan Option, if your directorship terminates other than “For Cause” (as defined in your Agreement) or due to your death or Disability (as defined in your Agreement), your vested Options as of the date of such Termination shall continue to be exercisable by you under the terms of the 1998 Plan and your Agreement.

6.	Similar to the terms of your 2005 Agreement, if your directorship is terminated For Cause, as defined in your Agreement, then you forfeit your Option under your Agreement.

7.	Similar to the terms of your Non-Plan Option, if your directorship terminates due to your death or Disability, your Options are deemed to vest and remain exercisable pursuant to the terms of your Agreement.

SUMMARY OF MATERIAL DIFFERENCES BETWEEN
YOUR 2005 AGREEMENT AND YOUR
1998 PLAN STOCK OPTION AGREEMENT

1.	Your Agreement provides that upon your death or Disability, your Options may continue to be exercised for the term of your Option as set forth in your Agreement. Your Option expires on March 9, 2010. The 2005 Agreement did not define Disability. Your Agreement defines Disability in Section 8.

2.	“For Cause” is defined in your Agreement in Section 10. For Cause was not defined in your 2005 Agreement.

RELEASE AND DISCHARGE

The undersigned, his successors and assigns do hereby give up any and all of his rights in the 2005 Agreement entered into between the undersigned and the Company on March 10, 2005 and does hereby release, acquit and forever discharge the Company from any and all actions, causes of actions, claims, damages, liabilities, costs and all claims of any nature or kind whatsoever for economic loss or otherwise, known or unknown, due to the exchange of the undersigned’s Non-Plan Options for an Option under the 1998 Plan. The undersigned states, pursuant to his signature hereunder, that he has read and fully understands this release and that he has the opportunity to consult his own legal counsel before entering into this release.

/s/ THOMAS E. BONNEY	/s/ GARY A. SHANGOLD
Thomas E. Bonney, Optionee	Gary A. Shangold, M.D.,
President and CEO